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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) - October 9, 2002


                     SOUTHWEST BANCORPORATION OF TEXAS, INC.
                (Name of Registrant as specified in its charter)



              TEXAS                        000-22007             76-0519693
  (State or other jurisdiction           (Commission         (I.R.S. Employer
of incorporation or organization)        File Number)       Identification No.)



                              4400 POST OAK PARKWAY
                              HOUSTON, TEXAS 77027
                                 (713) 235-8800
                   (Address, including zip code, and telephone
             number, including area code, of Registrant's principal
                               executive offices)



                                       N/A
         (Former name or former address, if changed since last report.)



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ITEM 5.  OTHER EVENTS.

         The purpose of this Form 8-K Current Report is to file as an exhibit, a copy of the Company's news release dated October 9, 2002 announcing the Company's operating results for the third quarter 2002.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         99.1      -  News Release dated October 9, 2002, announcing the
                      Company's operating results for the third quarter 2002.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       SOUTHWEST BANCORPORATION OF TEXAS, INC.


Date:  October 10, 2002                By: /s/ R. John McWhorter
                                           ------------------------------------
                                           R. John McWhorter
                                           Senior Vice President and Controller


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                                 EXHIBIT INDEX


      Exhibit No.     Description
      -----------     -----------
         99.1      -  News Release dated October 9, 2002, announcing the
                      Company's operating results for the third quarter 2002.